                                                                    Exhibit 99.2



  CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18
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                              U.S.C. SECTION 1350)
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In connection with the accompanying Annual Report of HMI Industries Inc. (the "Company") on Form 10-K (the "Report") for the fiscal year ended September 30, 2002 as filed with the Securities and Exchange Commission, I, Julie A. McGraw, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          3. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          4. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of HMI Industries Inc.


                                              /s/ Julie A. McGraw
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                                              Julie A. McGraw
                                              Financial Officer Chief
                                              December 10, 2002



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